Exhibit 99.1 Transforming Healthy Aging

2 Transforming Healthy Aging Forward-Looking Statements Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of BioTE Holdings, LLC’s (“BioTE” or the “Company”) future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond ability to control or predict, which may cause actual results to differ materially from those expressed or implied herein, including, but not limited to: the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitivity to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; the impact of strategic acquisitions and the implementation of our growth strategies; our limited operating history; our ability to protect our intellectual property; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; changes to international tariffs; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors, including the impact of hurricane and other natural disasters; future exchange and interest rates; and other risks and uncertainties indicated in the section captioned “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the United States Securities Exchange Commission (“SEC”) on March 13, 2026 and any other materials subsequently filed or furnished with the SEC. These forward-looking statements are based upon estimates and assumptions that are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward- looking statements will be achieved. You are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law. Financial Information; Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted EBITDA and Adjusted EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the appendix to these slides on pages 23-24. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results for the fiscal year ended December 31, 2025, including Revenue and, Adjusted EBITDA and Adjusted EBITDA Margin. The Company’s independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, it did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This Presentation includes certain information and statistics obtained from third-party sources. The Company has not independently verified the accuracy or completeness of any such third-party information. No Offer This Presentation shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Biote, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

3 Transforming Healthy Aging Looking Forward Biote offers an Our Vision evidence-based, To be a part of individualized, and everyone’s routine comprehensive healthcare as approach to they age healthcare

4 Transforming Healthy Aging 1 Biote by the Numbers The Established Leader in Hormone Optimization $192.2M > 9,200 2025 Revenue Biote-Certified Practitioners 2 ~6M $53.5M Procedures 2025 Adj. EBITDA Performed 2 27.8% ~400,000 2025 Adj. EBITDA Active Patients Margin 1. All information as of December 31, 2025 unless otherwise stated. 2. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial figures. Please see slides 23-24 for a reconciliation of these measures to their most closely comparable GAAP measures.

5 Transforming Healthy Aging Investment Highlights Proprietary Trusted Leader in Large & Growing Growing, Profitable Technology, Hormone Addressable & Capital-light Clinical, Education Optimization Markets Business Model & Training Platform Becoming the Leading Single-Source Provider of Evidence-Based Therapeutic Wellness Solutions

6

Transforming Healthy Aging

Why Hormone Optimization

Hormone Deficiency Impacts Quality of Life and Heightens Risk of Chronic Disease

Common symptoms:[1]

- Low energy
- Insomnia
- Decreased libido
- Brain fog
- Irritability
- Depression
- Hot flashes/sweats
- Bladder problems

Hormone deficiency increases risk of:

- Heart disease[2][3]
- Breast cancer[4][5]
- Osteoporosis[6]
- Neurodegenerative diseases[7]



~47M Women

affected with menopausal symptoms[8]



~20M Men

over age 45 are affected by low testosterone[9]

biote

Confidential Material – Do Not Distribute

7 Transforming Healthy Aging Biote: A Better Solution for Practitioners & Patients 1 Network of >9,200 certified practitioners • OB/GYN Biote-certified practitioners customize • Family Practice/Internal Medicine treatment therapies based on our • Urology proprietary algorithms to meet each • Functional Medicine patient’s unique needs and preferences • Nurse Practitioners Our Practitioner Certification Process is Our proprietary technology empowers rigorous, involving pre-screening, an practitioners with a single-source intensive two-day training program, and platform, exclusive software solutions continuous education and evaluation in and strategic marketing support practice 1. As of December 31, 2025.

8 Transforming Healthy Aging A More Proactive and Holistic Approach to Healthcare Practitioners Seek: § Single-source technology platform § Therapies to address common health conditions § Revenue opportunities that enhance clinic economics Patients Seek: § Ease and convenience from a single provider § Evidence-based results § Broad range of complementary wellness therapies

9 Biote 2012-2023 Hormone Optimization Leader Biote 2024-2026 Becoming a Therapeutic Wellness Leader Evidence-Based Tech-Enabled + Therapeutics Platform Expansive Portfolio DRIVEN by Comprehensive of Products BEST-IN-CLASS Biote personalized ü People ü Weight Loss/ BioteRx Body Comp Biote wellness solutions Provider/ ü Development ü Sexual Healthü Premier Education ü Performance-driven Method 2.0 Patient Platform ü Algorithms ü Preventive Healthü Accountable Centric ü Research ü Data Driven ü Nutraceuticals ü Aesthetics

10 Transforming Healthy Aging Large & Growing Markets 82% of US Consumers Consider US Therapeutic Wellness a Top or Important Wellness (10) Priority in their Everyday Lives $400B+ § Growing patient interest in personal health & wellness (10) 5-10% CAGR § Patient desire for evidence-based results Hormone § Trend toward preventive medicine Replacement $7B+ Hormone Deficiency Affects (13) 7% CAGR ~200M Americans (11) (12) with 80% Untreated

11 Transforming Healthy Aging Significant Geographic & Practitioner 1 Expansion Opportunity Practitioner Opportunity 2 Building on our success in our core states 260,000 US Practitioners with to efficiently scale our presence Relevant Specialties § Tech-enabled, franchise- like highly-scalable business model 78,000 § Accelerated practitioner Targeted Specialists on-boarding process § 108 Commercial Team 9,200 Current Biote-Certified Practitioners Purple = Core States Green = Emerging Market 1. All information as of December 31, 2025 unless otherwise stated. 2. As of 2019.

12 Transforming Healthy Aging Nutraceuticals Complement Our Hormone Therapy Offerings § Biote-branded dietary supplements and cosmeceuticals § Complementary to procedures performed by Biote-certified practitioners § Nutraceuticals strengthen the patient connection to Biote and enhance practitioner economics

13 Transforming Healthy Aging BioteRx: New Therapeutic Wellness Offerings from a Trusted Network of Providers Wellness Categories Hormone Optimization Weight Loss/ Thyroid Body Composition Health Sexual Preventive Health Wellness Hair Loss/ Aesthetic Dermatology

14 Transforming Healthy Aging Our Scalable & Proprietary Platform Drives Clinic Success + + + + = The Biote Method Clinical Didactic & Access to Practice Practice Proprietary Decision High Quality Training Clinical Retention Practice Support Certification Products and Support Management Software Training Software 1 Our advantages : § Over 90% practice retention § Biote-trained clinic network is the largest in the country § Proprietary algorithms and best-in-class technology platform § 108 commercial team members across the U.S. 1. All information as of December 31, 2025 unless otherwise stated.

15 Commitment to Research Transforming Healthy Aging § The Aging Male Leadership in Education, § European Journal of Breast Health § Therapeutic Advances in Endocrinology and Metabolism Training & Research (14) Breast Cancer Study § Testosterone and/or Testosterone/Estradiol delivered subcutaneously significantly reduced the incidence of breast cancer (15) Safety Study § Overall complication rate was <1% Leading Voice in Training & Education § National training center in Irving, TX § 4 regional training centers across U.S. § 5 medical advisors and 12 clinical faculty Evolution of Hormone Optimization and Wellness § The New York Times Magazine § Men’s Health § USA Today § Healthline

16 Transforming Healthy Aging 2025 Financial Results & 2026 Outlook 2025 Results 2026 Guidance § $192.2 Revenue § Revenue: Above $190M 1 § $53.5M Adj. EBITDA . 1 § Adj EBITDA 1 § 27.8% Adj. EBITDA Margin Above $38M § >9,200 Practitioners 1. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial figures. Please see slides 23-24 for a reconciliation of these measures to their most closely comparable GAAP measures.

17 Transforming Healthy Aging Capital Allocation Priorities Organic Drive growth, gain efficiency and expand capabilities Investments Company repurchased approximately 5.5M shares of its Class V voting stock Share for $25.1M Repurchases Company executed an amendment to the settlement agreement repurchasing the remaining 2.8M shares of Class V voting stock for $12.5M Company amended its settlement agreement with the former owner to repurchase the remaining 6.1M shares of Class V voting stock for $18.5M and paid it in Jan 2026 Under its share repurchase program, the Company purchased $3.4M of its Class A common stock in 2025 leaving a remaining balance of $11.0M in the program

18 Transforming Healthy Aging Strengthened Capabilities ▪ Strategic acquisition strengthens control over our supply chain and enhances our efficiency ▪ Deep expertise in 503B manufacturing ▪ Enables longer-term development of innovative wellness therapeutics ▪ Vertical integration of manufacturing provides direct control over our new product research efforts ▪ Manufacturing insourcing expected to drive margin improvement

19 Transforming Healthy Aging Our 2026 Priorities ▪ Strengthen our efforts to maximize the value from our top-tier providers ▪ Fully leverage the capabilities of our enhanced clinical decision support software ▪ Continue to develop more high-value and differentiated offerings for our practitioners and patients ▪ Intensify our focus on adding new practitioners ▪ Ample capacity to accelerate growth in newly trained practitioners and optimize their clinic success through our quickstart program ▪ Positioning Biote to serve a broader range of physicians beyond early adopters of the Biote Method ▪ Drive revenue growth by strengthening accountability and improving consistency and discipline ▪ Implementing these changes quickly, with an expectation they will take time to show results ▪ Confident in our ability to create a stronger commercial organization with increased productivity later this year

20 Transforming Healthy Aging Key Takeaways ▪ Leveraging our leadership in hormone optimization to capture the significant growth opportunity in therapeutic wellness ▪ Our addressable market is substantial, and that we have only just begun to tap into the geographic expansion opportunity in front of us ▪ Best-in-class technology, training and education platform distinguishes the Biote brand ▪ Efficient and scalable business model generates strong profitability and solid cash flow We are well-Positioned to Become the Leading Single-Source Provider of Evidence-Based Therapeutic Wellness Solutions

21 Thank You

22 Appendix A

23 Reconciliation of Adjusted EBITDA to Net (Loss) Income Year Ended December 31, (in thousands) 2025 2024 Net income $ 3 1,597 $ 4 6 (1) 10,961 1 1,001 Interest expense, net Income tax (benefit) expense 5 ,987 9 70 (2) 3,670 3 ,574 Depreciation and amortization (3) 8,921 8 ,735 Share-based compensation expense (4) 314 9 72 Litigation expenses-former owner (5) 1 ,602 2 ,688 Litigation-other (6) (226) 5 ,018 Legal settlement and related expenses (7) — 1 ,324 Inventory fair value write-up (8) — 8 2 Transaction-related expenses (9) 572 — Restructuring-related expenses (10) 2,996 3 ,191 Other expenses (11) 110 1 ,019 Merger and acquisition expenses (Gain) loss from change in fair value of earnout liabilities (13,023) 1 9,605 Adjusted EBITDA $ 5 3,481 $ 5 8,225 Total revenue $ 1 92,219 $ 1 97,191 (12) 16.4% 0.0% Net income margin (13) 27.8% 29.5% Adjusted EBITDA margin

24 Reconciliation of Adjusted EBITDA to Net (Loss) Income (1) Represents cash and non-cash interest on our debt obligations, commitment fees for our unused Revolving Loans, net of interest income earned on our money market account. For the years ended December 31, 2025 and 2024, interest expense, net included $3.2 million and $2.6 million, respectively, of accreted interest related to the share repurchase liabilities. (2) Represents depreciation expense on property and equipment, amortization expense on capitalized software and amortization expense on purchased intangible assets. Depreciation expense of $0.4 million and $0.03 million was included in cost of products for the years ended December 31, 2025 and 2024, respectively. (3) Represents employee compensation expense associated with equity-based stock awards. This includes expense associated with equity incentive instruments including stock options and restricted stock units. (4) Represents legal expenses to defend the Company against claims asserted by the Company’s former owner. (5) Represents litigation expenses other than those incurred in connection with claims asserted by the Company’s former owner that are not related to the Company’s ongoing business. (6) Represents litigation settlements of legal matters. (7) Represents the fair market value write-up of inventory accounted for under ASC 805 related to the acquisition of Asteria Health. (8) Represents transaction costs including legal fees of $0.08 million during the year ended December 31, 2024 which were incurred in connection with the filing of, and transactions contemplated by, our securities offerings during the year ended December 31, 2024. No such filing fees were incurred during the year ended December 31, 2025. (9) Represents restructuring costs incurred during the year ended December 31, 2025 related to a workforce reduction primarily within our commercial organization. (10) Represents an inventory impairment charge of $1.3 million related to the January 2026 voluntary recall of select lots of bioidentical hormone pellets shipped by Asteria Health between May 2025 and January 2026, executive severance costs of $1.2 million and strategic consulting and legal fees related to the Chief Executive Officer transition of $0.4 million. For the year ended December 31, 2024, this amount represents executive severance costs of $2.0 million, strategic consulting and advisory service fees of $0.6 million, professional services fees of $0.4 million related to the accounting treatment of the share repurchase liabilities and estimated excise tax related to the repurchase of Class A common stock of $0.2 million. (11) Represents legal fees and professional fees totaling $0.1 million incurred during the year ended December 31, 2025 to finalize the purchase price allocation of Asteria Health and for other strategic opportunities to expand the business. For the year ended December 31, 2024, this amount represents professional fees of $0.3 million and legal fees of $0.7 million which were associated with strategic opportunities to expand the business. (12) Net income margin is defined as net income divided by total revenue. (13) Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue.

25 Appendix B

26 Sources (1) Cardozo et al. Am J OB/GYN, 1984. (2)Mechanisms of testosterone deficiency-related endothelial dysfunction. Antonopoulous AS and Antoniades C. Hellenic J Cardiol. 2018 Jun 8. pii:@1109-9666(18)30168-4. (3)Abraham Morgantaler et al., Testosterone therapy and cardiovascular Risk: Advances and Controversies, Mayo Clinic Proceedings 2015;90:224-51. (4)Donovitz et al. European Journal Breast Health 2021. (5)Glaser RL, York AE, Dimitrakakis C, Incidence of invasive breast cancer in women treated with testosterone implants: a prospective 10-year cohort study, BMC Cancer (2019) 19:1271. (6)STUDD, J WW, ET AL (1990) AM JOURNAL/GYN 163, 1474-1479. (7)Friedman E. 2013. How you and Your doctor can fight Breast cancer, Prostate cancer, and Alzheimer’s. Prometheus New York. (8)2019 Census Data Estimate & Health Qual Life Outcomes, 2005. (9)International Journal of Clinical Practice, 2006 & HINDAWI Journal of Hormones. (10)“The trends defining the $1.8 trillion global wellness market in 2024” McKinsey & Company. Jan. 2024 (11)Assumes 50:50 ratio of men:women (12)Untreated hormone deficiency. NAMS Survey, 2015 & HINDAWI Journal of Hormones. (13)Market Data Forecast as of 2020, North America HRT Market Size (14)Based on Biote-certified clinician data. Published in European Journal of Breast Health. (15)Based on Biote-certified clinician data. Published in Therapeutic Advances in Endocrinology and Metabolism, 2021.